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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported) September 29, 1999

     HEADLANDS MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of Headlands Home Equity Loan Trust 1999-1, Home Equity Loan Asset-Backed Notes).

                       Headlands Mortgage Securities Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-79833              68-0397342
-------------------------------      -----------         ------------------
(State or Other Jurisdiction of      (Commission         (I.R.S. Employer
Incorporation)                       File Number)        Identification No.)

700 Larkspur Landing Circle                                     94939
Suite 240                                                     ---------
Larkspur, California                                          (Zip Code)
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code   (415)925-5442
                                                     -------------


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Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  Headlands Mortgage Securities Inc. (the "Registrant") registered an issuance of up to $500,000,000 in principal amount of Asset-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-79833) (the "Registration Statement"). Pursuant to the Registration Statement, Headlands Home Equity Loan Trust 1999-1 (the "Trust") issued approximately $268,735,000 in aggregate principal amount of Home Equity Loan Asset-Backed Notes, Series 1999-1 (the "Notes"), on September 29, 1999
(the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.3, dated as of September 1, 1999, between the Trust and Bank One, National Association in its capacity as Indenture Trustee (the "Indenture Trustee"). The Notes consist of two classes of senior notes, the Class A-1 Notes (the "Class A-1 Notes") and the Class A-2 Notes (the "Class A-2 Notes", and collectively with the Class A-1 Notes, the "Notes"). Also issued, but not offered, by the Trust are Certificates (the "Certificates") evidencing the ownership interest in the Trust. The Notes evidence indebtedness of the Trust.

                  The primary assets of the Trust are two pools of mortgage loans. The first pool consists of adjustable rate, revolving home equity lines of credit mortgage loans and fixed-rate closed-end second lien mortgage loans, all of which substantially conform to certain loan origination standards with respect to loan balances as of the date of origination set forth by the Federal National Mortgage Association. The second pool consists of adjustable rate, revolving home equity lines of credit mortgage loans and fixed-rate closed-end second lien mortgage loans which do not so conform.

                  The Notes have an aggregate principal amount of $268,735,000 and a variable interest rate.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable

(b)   Not applicable


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(c)   Exhibits:

                  1.1 Underwriting Agreement, dated as of September 22, 1999, among the Registrant, as Sponsor, Headlands Mortgage Company, and Greenwich Capital Markets Inc., as Underwriter (the "Underwriter").

                  4.1 Sale and Servicing Agreement, dated as of September 1, 1999, among the Sponsor, Headlands Mortgage Company, as Servicer, the Trust, as Issuer, and the Indenture Trustee.

                  4.2 Trust Agreement, dated as of September 1, 1999, between the Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of the Trust.

                  4.3 Indenture, dated as of September 1, 1999, between the Trust and the Indenture Trustee.

                  4.4 Mortgage Loan Purchase Agreement date as of September 1, 1999, by and between Headlands Mortgage Company, as Seller, and the Sponsor, as Purchaser.

                  4.5 Certificate Guaranty Insurance Policy relating to the Class A-1 Notes, dated as of September 29, 1999, and issued and delivered by Ambac Assurance Corporation.

                  4.6 Certificate Guaranty Insurance Policy relating to the Class A-2 Notes, dated as of September 29, 1999, and issued and delivered by Ambac Assurance Corporation.

                  5.1 Opinion of Tobin & Tobin regarding legality, dated September 29, 1999.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated September 29, 1999.

                  10.1 Indemnification Agreement, dated as of September 29, 1999, between the Underwriter and Ambac Assurance Corporation, as Insurer.

                  23.1 Consent of KPMG LLP regarding financial statements of Ambac Assurance Corporation and their report.*

                  * Previously filed on Form 8-K with the Securities and Exchange Commission on September 29, 1999.9

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEADLANDS MORTGAGE
                                              SECURITIES INC.


                                            By: /s/ Kristen Decker
                                                ---------------------
                                                Name: Kristen Decker
                                                Title: Vice President

Dated: October 13, 1999


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                                  EXHIBIT INDEX


  Exhibit No.            Description
  -----------            -----------
         1.1             Underwriting Agreement, dated as of September 22, 1999,
                         among the Registrant, as Sponsor, Headlands Mortgage
                         Company, and Greenwich Capital Markets Inc., as
                         Underwriter (the "Underwriter").

         4.1 Sale and Servicing Agreement, dated as of September 1, 1999, among the Sponsor, Headlands Mortgage Company, as Servicer, the Trust, as Issuer, and the Indenture Trustee.

         4.2 Trust Agreement, dated as of September 1, 1999, between the Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of the Trust.

         4.3 Indenture, dated as of September 1, 1999, between the Trust and the Indenture Trustee.

         4.4 Mortgage Loan Purchase Agreement date as of September 1, 1999, by and between Headlands Mortgage Company, as Seller, and the Sponsor, as Purchaser.

         4.5 Certificate Guaranty Insurance Policy relating to the Class A-1 Notes, dated as of September 29, 1999, and issued and delivered by Ambac Assurance Corporation.

         4.6 Certificate Guaranty Insurance Policy relating to the Class A-2 Notes, dated as of September 29, 1999, and issued and delivered by Ambac Assurance Corporation.

         5.1 Opinion of Tobin & Tobin regarding legality, dated September 29, 1999.

         8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated September 29, 1999.

         10.1 Indemnification Agreement, dated as of September 29, 1999, between the Underwriter and Ambac Assurance Corporation, as Insurer.

         23.1 Consent of KPMG LLP regarding financial statements of Ambac Assurance Corporation and their report.*

                         * Previously filed on Form 8-K with the Securities and Exchange Commission on September 29, 1999.